Exhibit 99.1

Diversity. Flexibility. Results. February 2010

1 Forward Looking Statements This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the business, operations and financial condition of Rockwood Holdings, Inc. and its subsidiaries (“Rockwood”). Although Rockwood believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. "Forward-looking statements" consist of all non-historical information, including the statements referring to the prospects and future performance of Rockwood. Actual results could differ materially from those projected in Rockwood’s forward-looking statements due to numerous known and unknown risks and uncertainties, including, among other things, the "Risk Factors" described in Rockwood’s 2008 Form 10-K with the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

2 Representing Rockwood .. Director of the Main Board of GKN plc, a $6 billion global industrial company (1997-2001) - Chairman and CEO of GKN Sinter Metals and Hoeganes Corporation .. Employed with the BOC Group plc (now part of The Linde Group) from 1979-1997, a $7 billion global industrial gas company - Director of the Main Board of The BOC Group, plc; President of BOC Americas and Chairman & CEO of BOC Process Plants and Cryostar .. M.S. in Mechanical Engineering from Stanford University Seifi Ghasemi Chairman & Chief Executive Officer of Rockwood since November 2001

3 Representing Rockwood Robert J. Zatta Senior Vice President & Chief Financial Officer since April 2001 Timothy McKenna Vice President Investor Relations & Communications since April 2006 .. Previously senior vice president, investor relations, communications and government relations, for Smurfit-Stone Container Corporation, the largest North American producer of paperboard and packaging, headquartered in Chicago .. Previously 14 years in investor relations and communications with Union Camp Corporation, a producer of paper, packaging and chemicals .. B.A. degree in mathematics, with minors in German and English, from Montclair State University, and an M.A. in linguistics from New York University .. Previously employed by the Campbell Soup Company (1990-2001) and held a variety of senior level finance positions including VP, Corporate Development and Strategic Planning .. Prior to Campbell, worked for General Foods Corporation (Philip Morris / Kraft) and Thomas J. Lipton, Inc. .. B.S. in Business Administration and M.B.A. in Finance

4 Overview

5 Rockwood at a Glance • Global specialty chemicals and advanced materials company • 2008 net sales of $3.4 billion • 2008 Adjusted EBITDA of $639 million (18.9% margin) • Q3 2009 Adjusted EBITDA of $151 million (19.2% margin) • Free cash of $174 million in 2007 and $101 million in 2008 • $202 million free cash YTD September 2009 • Traded on the New York Stock Exchange (NYSE) - ROC

6 Key Features of Rockwood • Outstanding portfolio of businesses with leading global market positions • No. 1 or No. 2 market position in each business • Adjusted EBITDA margins of about 20 percent • Excellent Free Cash Flow • Significant free cash/share creates shareholder value • Rockwood had $288 million in cash at the end of Q3 2009 • Established Track Record • Excellent performance in year of severe economic stress • Maintained margins, exceeded expectations • Continued opportunities for organic growth • Significant long-term growth potential in lithium business • Substantial penetration of electric vehicles by 2020 • Steady improvement in balance sheet • Debt repayment and extension of maturities in 2009 • Targeted improvement in leverage ratio to under 3x

7 Rockwood Business Sectors – 2008 Advanced Materials Pigments & Additives Specialty Chemicals (Chemetall) Net Sales: $1,233 Adj. EBITDA: 313 % Margin: 25.4% Net Sales: $1,370 Adj. EBITDA: 190 % Margin: 13.9% Net Sales: $767 Adj. EBITDA: 184 % Margin: 24.0% Net Sales: $3,380 Adjusted EBITDA: 639 % Margin: 18.9% 12 months ended 12/31/08 – excluding Pool and Spa Chemicals ($ millions)

8 Rockwood Business Sectors – LTM Sept. 2009 Advanced Materials Pigments & Additives Specialty Chemicals (Chemetall) Net Sales: $989 Adj. EBITDA: 248 % Margin: 25.1% Net Sales: $1,311 Adj. EBITDA: 167 % Margin: 12.7% Net Sales: $603 Adj. EBITDA: 137 % Margin: 22.7% Net Sales: $2,909 Adjusted EBITDA: 517 % Margin: 17.8% 12 months ended 9/30/09 – excluding Pool and Spa Chemicals ($ millions)

9 Largest Global Producer of Lithium Products (1) Represents percentage of total 2008 Adjusted EBITDA before corporate costs. Pharmaceutical Batteries Specialty Chemicals (Chemetall) Brine Evaporating Ponds in Chile 46% (1)

10 (1) Represents percentage of total 2008 Adjusted EBITDA before corporate costs. Second Largest Global Producer of Products & Services for Metal Processing Specialty Chemicals (Chemetall) 46% (1)

11 Pigments and Additives TiO2 Specialties/Nano Particles TiO2 Pigments Pigments Clay-Based Additives (1) Represents percentage of total 2008 Adjusted EBITDA before corporate costs. Global Ranking No2 No1 Anatase TiO2 No2 28% (1)

12 Ceramics – Piezo Applications (1) Represents percentage of total 2008 Adjusted EBITDA before corporate costs. Ceramics – Electronic Applications Ceramics – Cutting Tools Ceramics –Medical Advanced Materials 27% (1)

13 Attractive Global Businesses in Diversified End-Markets 2008 Net Sales by End Market Total : $3.4 billion. Note: Continuing Operations Only. Consumer Products 2% Specialty Coatings 9% Automotive 14% Electronics & Telecommunications 10% Chemicals & Plastics 12% Construction 14% Metal Treatment & General Industrial 17% Lif e Sciences 10% Other 8% Environmental 2% Paper 2%

14 Attractive Global Businesses in Diversified End-Markets Europe, 54% Other, 17% North America, 29% Total : $3.4 billion Note:Continuing Operations Only. Net Sales by geography based on Ship-to Locations. 2008 Net Sales by Geography

15 Inorganic Raw Material Base Limited Exposure to Energy Prices .. Energy purchases account for approximately 5% of 2008 net sales .. Very limited exposure to oil price fluctuations due to inorganic focus .. Top 10 raw materials represent only 9.5% of 2008 net sales Raw Material Position Energy Exposure Titanium-bearing Slag Titanium Dioxide Pigments 1.6% Plasticizer Specialty Compounds 1.2% Tin Specialty Chemicals 1.1% Copper Timber Treatment Chemicals 1.0% Quaternary Amines Clay-based Additives 1.0% Phosphoric Acid Specialty Chemicals/Timber 0.9% PVC Resin Specialty Compounds 0.8% Iron Oxide Color Pigments 0.8% Monoethanolamine Timber Treatment Chemicals 0.6% Zinc/Zinc Oxide Specialty Chemicals, Titanium Dioxide 0.5% Pigments, Color Pigments Total 9.5% RAW MATERIAL BUSINESS % OF 2008 NET SALES

16 Key Features of Rockwood $343 $391 $451 $490 $518 $614 $639 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 $1,755 $2,061 $2,434 $2,585 $2,788 $3,136 $3,380 2002 PF 2003 PF 2004 PF 2005 2006 2007 2008 Net Sales Adjusted EBITDA Note: Reflects the Groupe Novasep divestiture. 2002-2004 pro forma for the Dynamit Nobel acquisition. 2002 PF based on the combined Dynamit Nobel FYE 9/30 and Rockwood FYE 12/31 results. 2007 excludes electronics business. 2002-2006 includes electronics. 2008 excludes Pool & Spa Chemicals. Margin: 19.7% 19.0% 18.6% 18.9% 18.6% 19.6% 18.9% ($ in millions) CAGR: 11.5% CAGR: 10.9% • Established Track Record

17 Key Features of Rockwood • Excellent Cash Generation • Free cash after capital expenditures (capital, interest expense, working capital changes and cash taxes) $133 $123 $174 $101 $200 2005 2006 2007 2008 9/30/09 LTM

18 Net Debt/LTM Adjusted EBITDA 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 31-Dec-03 31-Mar-04 30-Jun-04 30-Sep-04 31-Dec-04 31-Mar-05 30-Jun-05 30-Sep-05 31-Dec-05 31-Mar-06 30-Jun-06 30-Sep-06 31-Dec-06 31-Mar-07 30-Jun-07 30-Sep-07 31-Dec-07 31-Mar-08 30-Jun-08 30-Sep-08 31-Dec-08 31-Ma r-09 30-Jun-09 30-Sep-09 Total Net Debt (using total Cash) to LTM Adj. EBITDA Covenant Net Debt (using total Cash) to LTM Adj. EBITDA Note: Net Debt / LTM Adjusted EBITDA as per definition for covenant leverage ratio calculation under senior credit agreement for Rockwood Specialties Group, Inc. Covenant leverage ratio definition changed from Net Total Debt to Adjusted EBITDA to Net Secured Debt to Adjusted EBITDA on June 15, 2009 Covenant Calculation - based on senior debt only - not to exceed 4.4x - Rockwood at 3.1x at Sept. 30

19 Organic Growth Opportunities

20 Organic Growth Opportunities Specialty Chemicals/Lithium • Lithium Ion batteries for: • Consumer electronics • Hand tools • Pharmaceutical applications: • Organo-metallic compounds • Battery grade lithium salts, proprietary compounds for rechargeable batteries, including electric vehicles • Pure lithium metal for primary batteries and advanced technology auto batteries • (More detail later in the presentation)

21 Organic Growth Opportunities Specialty Chemicals/Surface Treatment • Environmentally friendly metal treatment products • Oxsilan® hybrid-polymers to replace zinc phosphate as pretreatment prior to paint, avoiding heavy metals, reducing water and energy consumption • Permatreat 1903 zirconium-based technology to replace chrome phosphate for pretreatment of aluminum coils in cans • Gardobond® X4707 and 4747, replacing chromate as pretreatment for aluminum parts • Gardoclean® Demulsifying Technology, biodegradable surfactants to separate organic residues from cleaner solutions, reducing water and energy consumption

22 Organic Growth Opportunities Specialty Chemicals/Surface Treatment (cont.) • Thin Organic Coatings to enhance the forming of galvanized steel sheets, prevent corrosion— replaces chromate-containing products. • Gardomer® polymer based forming products to replace zinc phosphate, i.e., heavy metal and phosphates • SAM, Self Assembling Monolayers, a unique technology to replace chromates in alloy wheel treatment

# Organic Growth Opportunities

## TiO2 Specialties

- Bio-diesel catalysts
- Photo catalysts for self-cleaning surfaces
- Nano TiO2 for UV protection
- Copperas for water treatment
- Intoxic catalysts for PET production
- Active additives for chromate reduction in cement production
- Intoxic chromate-free anticorrosion pigments
- Novel Titanates for Li-batteries

ROCKWOOD
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24 Organic Growth Opportunities Color Pigments • Ferroxide® color pigments—non-toxic color pigments made from 60% post-industrial recycled content • Granufin® dry, micro-granulated color—free-flowing, dust-free pigments to provide a cleaner work environment • Solaplex® line of color pigments—class of bright yellow and orange pigments developed to replace lead and chrome-containing pigments for sun and weather-fast applications • Solarox™ patented color pigments, under development by Rockwood, harness light from the sun to remove air pollutants (NOx, VOCs), reduce mold growth and give surfaces self-cleaning properties

25 Organic Growth Opportunities Clay Additives • Garamite® unsaturated polyester resins (UPR) to reduce VOC emissions in tubs, showers, boats and coatings • Cloisite® additives to allow composite manufacturers to lower the weight of vehicle parts and personal watercraft to reduce fuel consumption • Optiflo® VOC free additives to reduce emissions from household paint • Bentolite® and Gel White® additives to replace synthetic chemicals in personal care and household cleaning products Viance Timber Treatment Chemicals • Ecolife—the first non-metallic biocide for pressure treating wood, preserves natural appearance of treated wood and prolongs outdoor life

26 Organic Growth Opportunities Advanced Materials • Medical Ceramics • Ceramic ball and cup hip joint for hip replacement surgery, still gaining market share • Ceramic orthopedic components in development: ceramic knee joint in test, ceramic discs for spinal surgery • Defense Applications • Ceramic body armor • Ceramic armor plating for military vehicles

27 Strategy & Management Philosophy

28 Corporate Strategy .. Assemble a collection of self-sufficient, highly focused and accountable business units with the following characteristics: .. Global market leadership .. Technology leadership .. High margins .. Limited exposure to raw materials and energy price changes .. Adoption of a common culture throughout the company .. Customer focused .. Cash generation .. Commitment to excellence

29 Management Philosophy • Small corporate center • Self-sufficient and accountable business units • Detailed operating metrics • Short term incentive plan based on cash generation • Long term equity plan for key executives • On-site communication and motivation of all employees

30 Moving Forward

31 Moving Forward – Short Term • Generate and conserve cash • Significant focus on restructuring of production facilities and cost control • Deliver acceptable performance during the current global recession

32 Third Quarter and First 9 Months 2009 19.2% 17.7% Margin -18.5% -24.0% 507.5 385.6 Adjusted EBITDA -11.2% -17.8% $2,647.8 $2,176.6 Net Sales ($millions) Constant Currency % Change 9/30/2008 YTD 9/30/2009 YTD 18.5% 19.2% Margin -3.7% -7.4% 163.2 151.1 Adjusted EBITDA -7.1% -10.7% $880.8 $786.2 Net Sales ($millions) Constant Currency % Change 3Q 2008 3Q 2009

33 Moving Forward – Long Term Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business .. Focus on our core businesses, where we already have: .. Global market position of #1 or #2 .. Global technology leadership .. Adjusted EBITDA margin of +20% .. Organic growth: +5% per year (1.5x GDP) .. Bolt-on acquisitions: +3% per year .. Productivity improvement: +3% per year .. Net Debt to Adjusted EBITDA of 3.0x in two years .. EPS growth of +15% per year .. Sustainable Maintenance CapEx 3% of sales .. Total CapEx 6-7% of sales (Excluding potential significant impact of electric and hybrid electric cars of the future.)

34 Lithium & Lithium Growth Potential

35 Why All-electric (EV) and Plug-in Hybrid Electric Vehicles? • Electrification of the transport system is the only way to address three critical issues: • National security • Economic security • Environmental sustainability

36 Key Enabling Technology - Li-ion Batteries • To convert on a large scale to practical EVs and PHEVs we need increased energy storage capability, i.e., much larger, more efficient Li-ion batteries • Li-ion batteries for mobile phones, laptops and other portable electronics are fully developed and commercialized • Li-ion batteries are the most efficient means of storing energy from discontinuous power sources such as wind or solar energy

# Market Developments

Battery makers are racing to develop lithium-ion cells to power new generations of plug-in hybrids and electric cars.

| Developer | Chemistry | Expected Vehicle | When | |
|---|---|---|---|---|
| Compact Power (LG Chemical), A123 | Manganese spinel, Doped lithium nanophosphate | •Chevy Volt (EV)<br>•Saturn Vue (PHEV)<br>•Think City (EV) | 2010<br>2009<br>2009 |  |
| Compact Power (LG Chemical), NEC | Manganese spinel | •Chevy Volt (EV)<br>•Nissan (EV) | 2010<br>2010 |  |
| Panasonic EVEnergy<br>Johnson Controls/Saft | Lithium nickel cobalt aluminum oxide (NCA) | •Toyota (PHEV)<br>•Mercedes S400 (HEV)<br>•Saturn Vue (PHEV) | 2010<br>2009<br>2009 |  |
| Hitachi | Lithium manganese oxide | •Future GM (HEV) | 2010 |  |
| Commercially available Li-Ion cells | Lithium cobalt oxide and others | •Tesla Roadster (EV) | 2008 |  |
| Altair Nanotechnologies | Lithium titanate spinel (anode) | •Phoenix (EV) | 2008 |  |
| Lishen | Lithium iron phosphate | •Miles XS500 (EV) | 2009 |  |
| EnerDel | Lithium manganese titanate | •Think City (EV) | 2009 |  |

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# Lithium – Selected Applications

| Key Products | | Key Applications | | | |
|---|---|---|---|---|---|
| Lithium carbonate |  |  Li-Ion-Batteries |  Glass ceramics |  Cement |  Aluminum |
| Lithium hydroxide |  |  Li-Ion-Batteries |  Grease |  $CO_2$ Absorption |  Mining |
| Lithium metal |  |  Lithium Batteries |  Pharmaceuticals |  Al - alloys | |
| Butyl-lithium |  |  Elastomers |  Pharmaceuticals |  Agrochemicals | |
| Lithium specialties |  |  Electronic Materials |  Pharmaceuticals |  Agrochemicals | |

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# Lithium Value Chain



Li-Acetylide
Phenyl-lithium
Methyl-lithium
Butyl-lithium
LiBOB
Li-Perchlorate
Li-Iodide
Li-Fluoride
Li-Bromide
Li-t-Butoxide
Li-Methoxide
LDA
LHS
Li-tri (t-butoxy)-alanate
Li-Alanate
Li-Hydride
Li-Amide
Lithium Metal
Li-Nitride
Foils
Anodes
Lithium Chloride
Li-Zeolite
Lithium Carbonate
Li-Chromate
Li-Tetra-borate
Li-Silicate
Li-Phosphate
Li-Nitrate
Sabalith
Li-Sulphate
Li-Salicylate
Li-Citrate
Li-Benzoate
Li-Acetate
Li-Peroxide
Li-Hydroxide
CO2-Absorption Products
Brines
Potash
Bischofite
Life-Science Products
Metal and Battery Products
Other Products

## Comments

- Providing lithium compounds throughout all stages of the value chain
- Constant expansion due to new applications
- Optimization according to customer needs

ROCKWOOD

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40 Rockwood (Chemetall) Lithium Resources

41 Salar de Atacama, Chile • Location: – Antofagasta (Headquarters/Plant) – 1700 km north of Santiago – Salar de Atacama (Brines) – 200 km east of Antofagasta • Main Products: – Lithium carbonate – Lithium chloride – Potash – Bischofite • Management Systems: – Quality Management System ISO 9001

# Chile Operations Overview


Natural brines from El Salar ~ 0.2% Li
END BRINE 6.0% Li
9 x 4 km dimensions
$NaCl + CaSO_4 * H_2O$
HALITE
$NaCl + KCl$
SYLVINITE
$MgCl_2 * KCl * 6H_2O$
CARNALLITE
$MgCl_2 * 6H_2O$
BISCHOFITE
$MgCl_2 * LiCl * 7H_2O$
Li CARNALLITE
Further Purification, Processing, Crystallization
$Li_2CO_3$
$LiCl$

42

43 Chemetall Lithium Production Potential 2002 2005 2006 2008 Chemetall has steadily increased production in the past and expects to continue to do so in the future to meet market needs.

44 Silver Peak, Nevada • Location: – Silver Peak, Nevada – 350 km north of Las Vegas • Main Products: – Lithium carbonate – Lithium hydroxide • Management Systems: – Quality Management System ISO 9001

45 Manufacturing Sites - Overview New Johnsonville, TN, USA Silver Peak, NV, USA Taichung, Taiwan Antofagasta, Chile Kings Mountain, NC, USA Langelsheim, Germany La Porte, TX, USA

46 Rockwood’s Strategic Position in Lithium • World’s largest producer of lithium compounds • Long-time technology leader • Leading-edge producer of lithium compounds used in Li-ion batteries • Rights to significant resources in North and South America • Production and R&D facilities in North and South America, Europe and Asia-Pacific

47 Lithium Growth Impact on Rockwood

48 Lithium Carbonate Equivalent (LCE) Demand Car Type All Electric Vehicle Plug-in Hybrid Mild Hybrid (EV) (PHEV) (HEV) Approx. Battery Capacity 25 kWh 16kWh 1kWh Lithium Demand (LCE) 40 lbs. 20 lbs. 4 lbs. (Approximate)

49 Forecast of EV/PHEV Growth and Impact on Lithium

50 Lithium Carbonate Equivalent (LCE) Demand Additional 20 million lbs Addition of 1 million plug-in hybrids will demand (LCE) Additional 40 million lbs Addition of 1 million all-electric cars will demand (LCE) 30 million lbs/year Current global demand for battery-grade lithium-carbonate (LCE) Total Global Auto Production 2008: 59 million vehicles (53 million passenger cars plus 6 million SUV/light trucks in North America)

51 Global HEV/PHEV/EV Market Projections - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 MM light vehicles Mild Hybrid Full Hybrid PHEV EV 1.6% 2.1% 2.6% 3.6% 4.8% 5.9% 7.0% 9.5% 12.3% 15.0% 17.4% 19.6% Global xEV Volume by Type (Million Units), Percentage Global Vehicle Sales Source: Deutsche Bank, Electric Cars: Plugged In 2, November 3, 2009

52 Global HEV/PHEV/EV Market Projections Global xEV Volume by Region Source: Deutsche Bank, Electric Cars: Plugged in 2, November 3, 2009 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 MM light vehicles Europe US China Japan ROW 1.0 1.8 1.3 2.7 3.7 4.6 5.6 7.7 10.2 12.7 15.1 17.3

53 Depending on your assumptions of the penetration of all electric and hybrid electric cars in the coming years, the growth in demand for lithium can be very substantial

54 Summary

55 Summary • Outstanding portfolio of market-leading global businesses • 19% Adjusted EBITDA margin in 2008 • Excellent free cash generation • Organic growth potential • Rockwood is weathering the current recession well • Significant long term growth potential in lithium

Diversity. Flexibility. Results.